Balance Sheet Components - Inventory, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Balance Sheet Components
Raw materials	$ 6,927	$ 6,876	$ 12,374
Work-in-process	2,735	4,347	1,748
Finished goods	11,232	6,909	5,629
Total inventories	20,894	18,132	19,751
Less inventories not deemed to be current, included in other assets			4,764
Inventories, included in current assets	$ 20,894	$ 18,132	$ 14,987